Exhibit 10.3

THIRD AMENDMENT TO

SENIOR SECURED TERM LOAN CREDIT AGREEMENT

This THIRD AMENDMENT TO SENIOR SECURED TERM LOAN CREDIT AGREEMENT, dated as of July 30, 2020 (this “Third Amendment”), is made by and among U.S. Well Services, LLC, a Delaware limited liability company (the “Borrower”), U.S. Well Services, Inc., a Delaware corporation (the “Parent”), USWS Fleet 10, LLC, a Delaware limited liability company (“USWS Fleet 10”), USWS Fleet 11, LLC, a Delaware limited liability company (“USWS Fleet 11”, together with USWS Fleet 10, the “Subsidiary Guarantors”), USWS Holdings LLC, a Delaware limited liability company (the “Holdings”, together with the Parent, the Borrower and the Subsidiary Guarantors, the “Loan Parties” and each a “Loan Party”), CLMG Corp., as Administrative Agent (the “Administrative Agent”), CLMG Corp., as Term Loan Collateral Agent (the “Collateral Agent”, and together with the Administrative Agent, the “Agents”), and the Lenders (defined below) party hereto as signatories, and is made with reference to that certain Senior Secured Term Loan Credit Agreement, dated as of May 7, 2019 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Loan Parties, the Collateral Agent, the Administrative Agent, the lenders party thereto (the “Lenders”), and certain other financial institutions party thereto from time to time.  Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

RECITALS:

WHEREAS, the Loan Parties have informed the Administrative Agent and Lenders that the Borrower applied for loans from Bank of America, N.A. (the “PPP Lender”) under the “Paycheck Protection Program” in accordance with the terms of the Small Business Act (as defined below) and the CARES Act (as defined below), and that the Borrower has executed and delivered to the PPP Lender that certain Promissory Note dated July 23, 2020, in the original principal amount of $10,000,000.00, pursuant to which the PPP Lender has made an unsecured loan to the Borrower, all on the terms and conditions set forth therein;

WHEREAS, the Loan Parties have requested that the Administrative Agent and Lenders (i) consent to the incurrence of debt under the PPP Loan (as defined below) and (ii) make certain modifications to the Credit Agreement, and Administrative Agent and Lenders have agreed to the foregoing requests of the Loan Parties, in each case on the terms and conditions set forth herein;

WHEREAS, the Loan Parties have furnished Administrative Agent with a copy of that certain Turbine Rental and Services Agreement entered into by the Borrower as lessor with Energy Rental Solutions, LLC, a Texas limited liability company (the “Lessee”) dated as of June 19, 2020 (the “Turbine Rental and Services Agreement”) pursuant to which the Borrower leased and deployed that certain turbine generator and related titled equipment (the “Leased Equipment”) for peaking power and other power generation needs to the Lessee in Mexicali, Mexico (the entering into such Turbine Rental and Services Agreement and consummation of the such transactions collectively, the “Turbine Lease Transaction”).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

agreement:

SECTION 1.Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is amended to add the following new defined terms in their appropriate alphabetical order:

10660643v3

“Allowable Uses” means the “Allowable Uses of Covered Loans” set forth in Section 7(a)(36)(F) of the Small Business Act, as in effect on the date hereof.

“CARES Act” means The Coronavirus Aid, Relief, and Economic Security Act of 2020, as amended from time to time, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations.  Any reference herein to a specific section, rule, or regulation of the CARES Act shall be deemed to include any corresponding provisions of future law.

“PPP Loan” means the unsecured loan made pursuant to the “Paycheck Protection Program” of the Small Business Act and the CARES Act to the Borrower under that certain Promissory Note dated July 23, 2020, executed by the Borrower and made payable to Bank of America, N.A., as lender, in the original principal amount of $10,000,000.00.

“Small Business Act” means the Small Business Act (15 U.S.C. 636(a)) after giving effect to the implementation of the CARES Act and any current or future regulations or official interpretations thereof.

“Third Amendment” means the Third Amendment to the Senior Secured Term Loan Credit Agreement, dated July 30, 2020, among the Loan Parties, the Agents and the Lenders.

(b)Section 5.01(h) of the Credit Agreement is amended to add a new subsection (v) at the end of such Section as follows:

“(v)

Use, operate or deploy any Collateral or any portion thereof, at any time, solely for use, lease or deployment in connection with oil and gas fracking or exploration (and for no other purpose unless otherwise expressly consented to by the Administrative Agent in writing) and, in any event, consistent with the business of the Loan Parties conducted as of the Effective Date; provided that, in any event, all such Collateral shall be, and shall continue to be, (1) maintained and used in good working order and condition, ordinary wear and tear excepted, and in accordance with Prudent Industry Practice standards and in compliance with the Frac Fleet Preservation Program and any other requirement hereunder, and (2) at all times remain stored, located or deployed solely within the continental United States of America (excluding the Turbine Lease Transaction which is defined in and governed by the terms and conditions in the Third Amendment and, at all times, subject to Section 3 of the Third Amendment).”

(c)Section 5.01 of the Credit Agreement is amended to add a new subsection (t) at the end of such section as follows:

“(t)PPP Loan.

(i) Use best efforts to apply the proceeds of the PPP Loan first to Allowable Uses that qualify the PPP Loan for forgiveness under Section 1106 of the CARES Act, and second, to other Allowable Uses, (ii) promptly apply for and file all documentation necessary to qualify the PPP Loan for forgiveness under Section 1106 of the CARES Act, and (iii) keep detailed records of the Borrower’s utilization of the proceeds of the PPP Loan.

(ii)	Will (i) use commercially reasonable efforts to satisfy the requirements for forgiveness of the PPP Loan, or the largest amount of the PPP Loan as is permitted under

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto the CARES Act, as set forth in Section 1106 of the CARES Act, and (ii) promptly file a request for loan forgiveness with respect to the PPP Loan in accordance with the CARES Act and Small Business Act.

(iii)Will promptly provide Administrative Agent with copies of all material correspondence and documentation regarding the PPP Loan.”

(d)Section 5.02(b) of the Credit Agreement is amended to (i) delete the “and” at the end of subsection (xi), (ii) delete the period at the end of subsection (xii) and replace it with “;”, and (iii) add new subsections (xiii) and (xiv) as follows:

“(xiii)the PPP Loan, as in effect on July 23, 2020; and

(xiv)trade payables overdue (unless being contested in good faith by appropriate proceedings for which reserves and other appropriate provisions, if any, required by GAAP shall have been made) by more than one-hundred and twenty (120) days but less than one-hundred eighty (180) days incurred in the ordinary course of such Person’s business, or such longer period as is approved in writing by the Administrative Agent from time to time.”

(e)Section 5.02(j) of the Credit Agreement is amended and restated as follows:

“(j)Prepayments, Etc., of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt that is expressly subordinated to the Obligations hereunder, or that is secured and the Liens securing such Debt rank behind the Liens created by the Term Loan Collateral Documents, or permit any of its Subsidiaries to do any of the foregoing, in each case, except (a) the prepayment of Loans in accordance with the terms of this Agreement, (b) the prepayment of Credit Extensions in accordance with (and as defined in) the term of the ABL Credit Agreement as in effect on the date hereof, provided that this limitation shall not apply to mandatory or voluntary payments or prepayments of Debt (a) under the ABL Facility, (b) permitted under Section 5.02(b)(iii) or (v), (c) solely in the case of the Equipment Finance SPVs, the prepayment of Non-Lender Financed Capitalized Leases or Non-Lender Financed Equipment Financings solely with the proceeds of internally generated cash by such Equipment Finance SPV, (d) with Distributable Cash, or (e) forgiveness of all or any portion of the PPP Loan in accordance with Section 5.01(t) or the mandatory prepayment of any portion of the PPP Loan using  only the proceeds of the PPP Loan if required by the CARES Act.”

(f)Section 6.01(c) of the Credit Agreement is amended by inserting the words “Section 3 of the Third Amendment” after the phrase “or Section 5.03(a)” and prior to the “;”:

(g)Notwithstanding anything in the Credit Agreement and the other Loan Documents to the contrary, the Administrative Agent, Lenders, and the Loan Parties acknowledge and agree that, for all purposes under the Credit Agreement and the other Loan Documents:

(i)the proceeds of the PPP Loan shall be disregarded for purposes of any mandatory prepayment under Section 2.04(b)(iii) and Section 2.04(b)(vii) of the Credit Agreement;

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

(ii)neither the incurrence of the PPP Loan nor any forgiveness of all or any portion of the PPP Loan shall, or shall be deemed to, result in any increase to net income or AGCE EBITDA under the Loan Documents;

(iii)at all times during the term of the Credit Agreement, any and all proceeds of the PPP Loan shall be disregarded in any determination of the aggregate cash available in or the unrestricted cash of the Loan Parties held in deposit accounts for any purpose under the Loan Documents; and

(iv)the Borrower may open and maintain one or more new deposit accounts containing only the proceeds of PPP Loan, which deposit accounts shall not be required to be subject to an Account Control Agreement.

SECTION 2.Condition to Effectiveness.

This Third Amendment shall become effective as of the date hereof (“Third Amendment Effective Date”) only upon (a) due execution of this Third Amendment by the Borrower, Administrative Agent, Collateral Agent, and the Lenders party hereto; (b) receipt of a certificate from the Responsible Officer  (the “Officer’s Certificate”) certifying as to a true, correct and complete copy of the Turbine Rental and Services Agreement attached thereto and that there exists no default under the Turbine Rental and Services Agreement and which is in form and substance reasonably acceptable to Administrative Agent; and (c) payment, in full of the reasonable and documented out-of-pocket attorney’s fees incurred by the Administrative Agent.

Covenants

.

(a)

In addition to and without limitation of all the covenants of each Loan Party in the Credit Agreement and the other Loan Documents, all of which are hereby reiterated, reaffirmed and reinstated, for and in consideration of the amendments provided hereby by the Administrative Agent, the Collateral Agent and the Lenders, each Loan Party hereby covenants that it shall, from and after the date hereof until a Repayment Event has occurred:

(i)strictly (not merely substantially) (A) enforce such Turbine Rental and Services Agreement against the Lessee, and (B) cause such Lessee to perform and observe all Contractual Obligations thereunder (including the timely dispatch and return of the Leased Equipment upon expiration of such agreement);

(ii)cause the Leased Equipment to be returned to the continental United States of America in good working order and condition, usable in the ordinary course of business, and otherwise in at least the same condition, subject to ordinary wear and tear, as such Leased Equipment was in prior to the initial effectiveness of the Turbine Rental and Services Agreement by no later than October 15, 2020 (the “Return Date”);

(iii)ensure and procure, at all times (including during the term of the Turbine Rental and Services Agreement), that the Leased Equipment is maintained in accordance with all requirements under the Frac Fleet Preservation Program and any other requirement set out in the Credit Agreement;

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

(iv)deliver, as soon as available and in any event within ten (10) Business Days (or such longer period as the Administrative Agent may agree in its discretion) of the Third Amendment Effective Date, to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

(A)letters from the Borrower’s insurance brokers or insurers stating with respect to each such insurance policy set out in this Section 3, that (1) such policy has been in full force and effect as of a date not later than June 19, 2020 (other than the Comprehensive Mobile Assets Insurance - Political Risks policy which was in effect as of July 3, 2020), (2) all premiums theretofore due and payable thereon have been paid, and (3) the underwriters of such insurance have agreed that the policies, when issued, will contain the provisions required under Section 5.01(d) of the Credit Agreement;

(B)promptly upon receipt from the insurance broker or insurer, and in any event within ten (10) Business Days (or such longer period as the Administrative Agent may agree in its discretion) of the Third Amendment Effective Date, copies of all certificates, agreements and documents representing the policies, endorsements, and other documents required under Section 5.01(d) of the Credit Agreement in effect as of the Third Amendment Effective Date (including with respect to the Leased Equipment), accompanied by a certificate of the Borrower signed by a Responsible Officer of the Borrower certifying that the copies of each of the policies, endorsements and other documents delivered pursuant to this Section 3 are true, correct and complete copies thereof (except that, the final Comprehensive Mobile Assets Insurance - Political Risks policy is required to be furnished promptly when issued/received, but in any event no later than twenty (20) calendar days of the Third Amendment Effective Date);

(C)evidence in form and substance reasonably satisfactory to the Lenders confirming that such required insurance is in full force and effect in accordance with the terms of the Credit Agreement; and

(D)to the extent any of the foregoing policies, endorsements and other documents are different from those previously delivered to the Administrative Agent on the Effective Date (the “Credit Agreement Effective Date”), a written explanation of any amendments, adjustments, differences, variance, inconsistencies, or other modifications, of the same;

(v)within thirty (30) Business Days of the Return Date, cause, at Borrower’s own cost and expense, for the Leased Equipment to be examined in accordance with Prudent Industry Practice standards and to furnish the Administrative Agent a report certifying that the Leased Equipment is in good working order and condition and usable in the ordinary course of business and in compliance with the requirements of the Credit Agreement and Frac Fleet Preservation Program such that it complies with the requirements under Section 5.01(h) of the Credit Agreement; and

(vi)not to enter into any amendment, restatement, renewal, extension or other modification of such Turbine Rental and Services Agreement (including any renewal and/or extension of its term, scheduled termination date, the provision requiring the Lessee to return of the Leased Equipment by September 30, 2020 (subject to applicable transportation period provided in the Turbine Rental and Services Agreement and in any event no later than the Return Date), and any other milestone or provision thereunder), and the Loan Parties expressly agree that upon the expiration of such Turbine Rental and Services Agreement in accordance with its terms (or any

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto early termination thereof), such agreement shall terminate and be of no further force nor effect, and shall not be extended nor renewed) and/or enter into any other similar turbine rental and services agreement, in each case, without the consent of the Required Lenders; and

(b)

The Loan Parties hereby expressly acknowledge and agree that, in the event of (i) any condition described in this Third Amendment not being satisfied in full (for any reason or for none) on or prior to the expiration of any applicable time period, or (ii) any Loan Party’s failure at any time to perform or observe any term, representation, covenant or agreement described herein, each such event shall constitute an “Event of Default” under the Credit Agreement.

REPRESENTATION AND WARRANTY

.

Each Loan Party hereby represents and warrants to the Administrative Agent, Collateral Agent, and Lenders party hereto that (i) after giving effect to this Third Amendment all representations and warranties of each Loan Party contained in Article IV of the Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects) on and as of the date of this Third Amendment as if made on and as of the date of this Third Amendment (or if stated to have been made at an earlier date, were true and correct in all material respects as of such earlier date);(ii) as of the Third Amendment Effective Date, the Turbine Rental and Services Agreement has not been amended or otherwise modified from the form attached to the Officer’s Certificate and there exists no default under the Turbine Rental and Services Agreement; and (iii) as of the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 5.Effect on and ratification of LOAN Documents.

(a)

Ratification of Transaction Documents.  The Credit Agreement, Loan Documents and all related ancillary and collateral documentation shall remain in full force and effect and are hereby ratified, reaffirmed, and confirmed. In addition, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lenders and the Administrative Agent, shall remain in full force and effect, and all of the Obligations remain in full force and effect.  Each of the Borrower and the other Loan Parties hereby confirms that no such party has any right of setoff, recoupment or other offset with respect to any of the Obligations.

(b)

Ratification of Term Loan Collateral Documents. Each of the Loan Parties party to the Term Loan Collateral Documents and the other Loan Documents (i) acknowledges and agrees that all of its pledges, grants of security interests and Liens and other obligations under the Term Loan Collateral Documents and the other Loan Documents to which it is a party are reaffirmed, and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Administrative Agent and/or Collateral Agent for the benefit of the Secured Parties and (y) the guaranties made by it pursuant to the Loan Documents and such Liens and guaranties are, and shall remain in full force and effect on and after the Credit Agreement Effective Date and Third Amendment Effective Date, and (iii) acknowledges and agrees that the grants of security interests and Liens by and the guaranties of the Loan Parties contained in the Term Loan Collateral Documents are, and shall remain, in full force and effect on and after the Credit Agreement Effective Date and Third Amendment Effective Date.

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

(c)

No Other Amendment or Waiver.  Except as specifically set forth herein, the execution, delivery and performance of this Third Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Loan Documents.  The waivers contained herein are each limited to the specific provisions and circumstances described and shall not be deemed to prejudice any rights not specifically addressed herein which any Agent or any Lender may now have or may have in the future under any Loan Document.

(d)	Loan Documents. This Third Amendment shall be a Loan Document under the Credit Agreement.

SECTION 6.RELEASE.

AS A MATERIAL INDUCEMENT TO THE LENDERS, THE COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS THIRD AMENDMENT, THE BORROWER, ON BEHALF OF ITSELF AND ITS OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES WHETHER OR NOT A PARTY HERETO (THE BORROWER, SUCH OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), AUTOMATICALLY, AND WITHOUT FURTHER ACTION BY ANY PERSON, HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE EACH LENDER, COLLATERAL AGENT AND ADMINISTRATIVE AGENT, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER RELATING TO THE FACILITIES AND/OR THE LOAN DOCUMENTS, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET‑OFF OR DEDUCTION TO THE PAYMENT OF THE OBLIGATIONS WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST ANY LENDER, ET AL., IN EACH CASE ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS THIRD AMENDMENT.

SECTION 7.INDEMNIFICATION.

WITHOUT LIMITING ANY OF THE AGENT’S OR LENDERS’ RIGHTS, OR THE LOAN PARTIES’ OBLIGATIONS, UNDER SECTION 9.04  OF THE CREDIT AGREEMENT (WHICH THE BORROWER AND THE OTHER LOAN PARTIES HEREBY RATIFY, REITERATE AND  RECONFIRM), THE LOAN PARTIES HEREBY AGREE TO INDEMNIFY, DEFEND AND SAVE AND HOLD HARMLESS EACH AGENT, EACH LENDER, EACH OF THEIR AFFILIATES AND THE RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, TRUSTEES, AGENTS AND ADVISORS OF EACH OF THE FOREGOING (EACH, AN “INDEMNIFIED PARTY”) FROM AND AGAINST, AND SHALL PAY ON DEMAND, ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF COUNSEL) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

(INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) THIS THIRD AMENDMENT, THE TURBINE RENTAL AND SERVICES AGREEMENT AND THE TURBINE LEASE TRANSACTION AND/ OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 8.Governing Law.

THIS THIRD AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS THIRD AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS THIRD AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO.  IN THE EVENT OF LITIGATION, THIS THIRD AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 10.Counterparts.

This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart to this Third Amendment by facsimile transmission or electronic transmission in “.pdf” format shall be as effective as delivery of a manually signed original.

SECTION 11.MISCELLANEOUS.

This Third Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto to the subject matter hereof.  Capitalized terms defined herein in the preliminary statements and/or recitals shall be incorporated as if set out in full in the operative provisions hereunder. Section 1.04 of the Credit Agreement is hereby incorporated herein as if set out in full hereunder, mutatis mutandis.

[Signature Pages Follow]

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

U.S. Well Services, LLC, as Borrower

By:/s/ Kyle O’Neill

Name:Kyle O’Neill

Title:Chief Financial Officer

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

U.S. Well Services, Inc., as Parent

By:/s/ Kyle O’Neill

Name:Kyle O’Neill

Title:Chief Financial Officer

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

USWS Holdings LLC, as Holdings

By:/s/ Kyle O’Neill

Name:Kyle O’Neill

Title:Chief Financial Officer

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

USWS Fleet 10, LLC, as Subsidiary Guarantor

By:/s/ Kyle O’Neill

Name:Kyle O’Neill

Title:Chief Financial Officer

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

USWS Fleet 11, LLC, as Subsidiary Guarantor

By:/s/ Kyle O’Neill

Name:Kyle O’Neill

Title:Chief Financial Officer

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

CLMG Corp., as Administrative Agent

By:/s/ James Erwin

Name:James Erwin

Title:President

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

CLMG Corp., as Collateral Agent

By:/s/ James Erwin

Name:James Erwin

Title:President

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

Acknowledged and agreed as of the day and year first written above:

LNV Corporation, as Lender

By:/s/ James Erwin

Name:James Erwin

Title:Authorized Signatory

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto

Acknowledged and agreed as of the day and year first written above:

LPP Mortgage, Inc., as Lender

By:/s/ James Erwin

Name:James Erwin

Title:Authorized Signatory

Third Amendment by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC and USWS Holdings LLC and CLMG Corp., as Administrative Agent and Term Loan Collateral Agent and the Lenders party thereto